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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-66714, 333-66712, 333-64688, 333-64690,
33-82486, 33-82488 and 33-63953) and Registration Statement on Form S-3 (No. 333-57932) of Insituform Technologies, Inc. of our report dated March 12, 2004, relating to the financial statements as of and for the year ended December 31, 2003, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

St. Louis, Missouri
March 15, 2004